357 P-1 11/13

SUPPLEMENT DATED NOVEMBER 20, 2013

 TO THE PROSPECTUS

 DATED FEBRUARY 1, 2013

OF

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The Prospectus is amended as follows:

I.  The fourth paragraph of the “Fund Summary – Principal Investment Strategies” section on page 4 is amended as follows:

For purposes of pursuing its investment goal, the Fund may enter into interest rate and credit related transactions involving certain derivative instruments, including interest rate and credit default swaps and bond/interest rate futures contracts. The Fund may use these derivative instruments for hedging purposes or for other investment purposes, including to generate income, to increase liquidity and/or to gain exposure to certain instruments or markets in a more efficient or less expensive way. The use of credit default swaps may allow the Fund to obtain net long or short exposure to select credit risks. The Fund may also enter into currency-related derivative transactions, including currency forwards and currency swaps.

II.  The “Fund Summary – Principal Risks – Derivative Instruments” section on page 7 is amended as follows:

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security or index, and derivative instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Derivatives also present the risk that the other party to the transaction will fail to perform.

III.  The “Fund Summary – Performance” section bar chart footnote on page 9 is amended as follows:

1. The performance of Class A shares shown in the bar chart above is based upon the performance of Class A1 shares (formerly, Class A shares), which are no longer available to new investors. However, because expenses, other than sales charges, for Class A and Class A1 shares are the same, the returns for Class A shares would have been the same as those for Class A1 shares.

IV.  The “Fund Summary – Taxes” section on page 10 is amended as follows:

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

V.  The fifth paragraph on page 12 of the “Fund Details – Principal Investment Policies and Practices” section is amended as follows:

For purposes of pursuing its investment goal, the Fund may enter into currency-related derivative transactions, including currency forwards and currency swaps. The Fund may also enter into interest rate and credit related derivative transactions including interest rate and credit default swaps and interest rate and/or bond futures contracts (including U.S. Treasury futures contracts). The Fund may use any of these derivative instruments for hedging purposes or for other investment purposes, including to generate income, to increase liquidity and/or to gain exposure to certain instruments or markets in a more efficient or less expensive way. The use of credit default swaps may allow the Fund to obtain net long or short exposure to select credit risks.

Please keep this supplement for future reference.